Exhibit 99.1

FOR IMMEDIATE RELEASE

Group 1 Automotive Reports Second Quarter 2016 Results
Delivers Record EPS Driven by Margin Improvement and Continued Growth of Parts & Service and Finance & Insurance
HOUSTON, Jul 28, 2016 - Group 1 Automotive, Inc. (NYSE: GPI), an international, Fortune 500 automotive retailer, today reported second quarter 2016 net income of $46.6 million, diluted earnings per common share of $2.12, adjusted net income (a non-GAAP measure) of $47.4 million, and adjusted diluted earnings per common share (a non-GAAP measure) of $2.16.

As shown in the non-GAAP reconciliation tables below, the 2016 second quarter adjusted results exclude approximately $830 thousand of net after-tax adjustments, or $0.04 per share, for non-core items, which primarily consists of hail and flood-related expenses of approximately $1.7 million after-tax, or $0.08 per share; a non-cash asset impairment charge for certain leasehold improvements of approximately $633 thousand after-tax, or $0.03 per share; and partially offset by a deferred income tax benefit within our Brazil segment of approximately $1.7 million, or $0.08 per share.

“While U.S. industry sales growth moderated during the quarter, improved margins and continued growth of our parts and service and finance and insurance businesses delivered top-line revenue growth of 3.8 percent on a local currency basis, and an all-time record for diluted earnings per share,” said Earl J. Hesterberg, Group 1’s president and chief executive officer. “Additionally, given the ongoing value represented by our recent stock price, we continued our share repurchase program, buying approximately 1.7 million common shares since the end of March 2016.”
Consolidated Results for Second Quarter 2016 (year-over-year comparable basis)

For ease of comparison, we have included constant exchange rate growth metrics both below (shown in parenthesis) and in the financial tables that follow:

▪	Total revenue increased 2.1 percent (3.8 percent) to a second-quarter record of $2.8 billion; total gross profit grew 4.7 percent (6.1 percent) to $410.1 million

▪	New vehicle revenues increased 0.4 percent (2.3 percent) despite a 2.5 percent decrease in unit sales. New vehicle gross profit increased 6.6 percent (8.9 percent) to $81.1 million.

▪	Retail used vehicle revenues increased 4.9 percent (6.5 percent) on 4.8 percent higher unit sales. Retail used vehicle gross profit improved 4.8 percent (6.1 percent) to $48.3 million.

▪
Parts and service gross profit increased 4.9 percent (6.2 percent) on revenue growth of 6.2 percent (7.7 percent). Same Store parts and service gross profit increased 1.5 percent (2.5 percent) on revenue growth of 3.3 percent (4.5 percent).

▪	Same Store Finance and Insurance (F&I) gross profit per retail unit (PRU) increased 3.1 percent (3.8 percent) to $1,435. U.S. F&I gross profit PRU increased $67 to a best-ever record of $1,602.

▪
On a GAAP basis, Selling, General and Administrative (SG&A) expenses as a percent of gross profit increased 120 basis points to 72.9. Adjusted SG&A expenses as a percent of gross profit increased 80 basis points to 72.2 percent.

Segment Results for Second Quarter 2016 (year-over-year comparable basis)

▪	United States:
The Company’s U.S. operations accounted for 79.3 percent of total revenues and 84.0 percent of total gross profit. Total U.S. revenues were $2.2 billion, a decrease of 3.5 percent, due to a 10.0 percent decrease in retail new vehicle unit sales, as well as a slight decrease of 1.6 percent in finance and insurance revenue, driven by the decline in retail unit sales. While new vehicle sales volume contracted, new vehicle gross profit per unit sold grew $246, or 15.3 percent per unit, to $1,857. This margin performance delivered a new vehicle gross profit growth of 3.7 percent.

On a GAAP basis, SG&A expenses as a percent of gross profit increased 110 basis points to 71.2 percent and operating margin was flat at 4.0 percent. Adjusted SG&A expenses as a percent of gross profit increased 50 basis points to 70.3 percent and adjusted operating margin was flat at 4.1 percent.

▪	United Kingdom:
The Company’s U.K. operations accounted for 16.8 percent of total revenues and 13.3 percent of total gross profit. Total U.K. revenues increased 51.8 percent (62.1 percent) to $467.8 million, and gross profit increased 60.2 percent (71.5 percent) to $54.3 million. Revenue growth was primarily driven by 66.1 percent (77.7 percent) growth in F&I, 63.5 percent (74.7 percent) growth in new vehicles, and 58.5 percent (69.3 percent) growth in parts and service. On a local currency basis, Same Store revenue increased 9.4 percent, reflecting increases in all areas of the business.

On a Same Store GAAP basis, SG&A expenses as a percent of gross profit improved 280 basis points to 75.8 percent and operating margin grew 40 basis points to 2.4 percent. On a Same Store basis, adjusted SG&A expenses as a percent of gross profit improved 220 basis points to 75.8 percent and adjusted operating margin grew 30 basis points to 2.4 percent.

▪	Brazil:
The Company’s Brazilian operations accounted for 3.9 percent of total revenues and 2.7 percent of total gross profit. Despite Brazil’s new vehicle industry decline of 22 percent from second quarter 2015, the Company’s total revenue, on a Same Store local currency basis, was only down 4.1 percent. Significant revenue growth of 12.8 percent in used retail, 7.1 percent in parts and service, and 30.1 percent in F&I mostly offset the decline in new vehicle sales.

Corporate Development
As previously announced, in April 2016, the Company acquired two franchises in Brazil, which include BMW and Toyota, and also began operations at the Land Rover and Jaguar open point that was awarded last year. These acquisitions are expected to generate $20 million in estimated annual revenues.

Also as previously announced, in April 2016, the Company disposed of one Peugeot franchise in Brazil. In June 2016, the disposition of the last remaining Peugeot store within the Company’s portfolio was completed. These franchises represented approximately $15 million of annual revenues.

Share Repurchase Authorization
During the second quarter of 2016, the Company repurchased 1,462,144 shares at an average price of $56.97 for a total of $83.3 million of which 911,207 and $50.0 million were previously announced purchases in April 2016. As of July 27, 2016, the Company has repurchased an additional 244,205 shares at an average price of $50.61 for a total of $12.4 million, and $22.4 million remains available under the Company’s prior common stock share repurchase authorization. Year to date, the Company has repurchased 2.3 million shares representing a 10 percent reduction from the previously announced share count as of December 31, 2015. Purchases may be made from time to time in the open market or in privately negotiated transactions, based on market conditions, legal requirements and other corporate considerations and subject to Board approval and covenant restrictions.

Second Quarter Earnings Conference Call Details
The Company's senior management will host a conference call today at 10 a.m. ET to discuss the second quarter financial results and the Company’s outlook and strategy.

The conference call will be simulcast live on the Internet at www.group1auto.com, then click on ‘Investor Relations’ and then ‘Events’ or through this link: http://www.group1corp.com/events. A webcast replay will be available for 30 days.

The conference call will also be available live by dialing in 15 minutes prior to the start of the call at:

Domestic:     1-888-317-6003
International:     1-412-317-6061
Conference ID:    1346459

A telephonic replay will be available following the call through August 4, 2016 by dialing:

Domestic:     1-877-344-7529
International:     1-412-317-0088
Replay ID:    10089389

About Group 1 Automotive, Inc.
Group 1 owns and operates 161 automotive dealerships, 212 franchises, and 37 collision centers in the United States, the United Kingdom and Brazil that offer 33 brands of automobiles. Through its dealerships, the Company sells new and used cars and light trucks; arranges related vehicle financing; sells service contracts; provides automotive maintenance and repair services; and sells vehicle parts.

Investors please visit www.group1corp.com, www.group1auto.com, www.group1collision.com, www.facebook.com/group1auto, and www.twitter.com/group1auto, where Group 1 discloses additional information about the Company, its business, and its results of operations.

FORWARD-LOOKING STATEMENTS
Certain statements in this release may constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These are statements related to future, not past, events and are based on our current expectations and assumptions regarding our business, the economy and other future conditions. While management believes that these forward-looking statements are reasonable as and when made, there can be no assurance that future developments affecting us will be those that we anticipate. In this context, the forward-looking statements often include statements regarding our goals, plans, projections and guidance regarding our financial position, results of operations, market position, pending and potential future acquisitions and business strategy, and often contain words such as “expects,” “anticipates,” “plans,” “believes,” “may” or “will” and similar expressions. Any such forward-looking statements are not assurances of future performance and involve risks and uncertainties that may cause actual results to differ materially from those set forth in the statements. These risks and uncertainties include, among other things, (a) general economic and business conditions, (b) the level of manufacturer incentives, (c) the future regulatory environment, (d) our ability to obtain an inventory of desirable new and used vehicles, (e) our relationship with our automobile manufacturers and the willingness of manufacturers to approve future acquisitions, (f) our cost of financing and the availability of credit for consumers, (g) our ability to complete acquisitions and dispositions and the risks associated therewith, (h) foreign exchange controls and currency fluctuations, and (i) our ability to retain key personnel. For additional information regarding known material factors that could cause our actual results to differ from our projected results, please see our filings with the SEC, including our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statements after the date they are made, whether as a result of new information, future events or otherwise.

NON-GAAP FINANCIAL MEASURES
This press release and the attached financial tables contain certain non-GAAP financial performance measures as defined under SEC rules, such as adjusted net income and adjusted earnings per share from continuing operations, which exclude certain items disclosed in the attached financial tables. As required by SEC rules, the Company provides reconciliations of these measures to the most directly comparable GAAP measures. Management believes that these non-GAAP financial performance measures improve the transparency of the Company’s disclosure, present useful information to investors, and provide a meaningful presentation of the Company’s results from its core business operations excluding the impact of items not related to the Company’s ongoing core business operations, and improve the period-to-period comparability of the Company’s results from its core business operations.

SOURCE: Group 1 Automotive, Inc.

Investor contacts:
Sheila Roth
Manager, Investor Relations
Group 1 Automotive, Inc.
713-647-5741 | sroth@group1auto.com

Media contacts:
Pete DeLongchamps
V.P. Manufacturer Relations, Financial Services and Public Affairs
Group 1 Automotive, Inc.
713-647-5770 | pdelongchamps@group1auto.com
or
Clint Woods
Pierpont Communications, Inc.
713-627-2223 | cwoods@piercom.com

Group 1 Automotive, Inc.
Consolidated Statements of Operations
(Unaudited)
(In thousands, except per share amounts)

	Three Months Ended June 30,
	2016	2015	% Increase/(Decrease)
REVENUES:
New vehicle retail sales	$1,540,759	$1,534,262	0.4
Used vehicle retail sales	715,778	682,294	4.9
Used vehicle wholesale sales	96,279	101,512	(5.2)
Parts and service	322,073	303,193	6.2
Finance and insurance	107,560	105,219	2.2
Total revenues	2,782,449	2,726,480	2.1
COST OF SALES:
New vehicle retail sales	1,459,611	1,458,132	0.1
Used vehicle retail sales	667,513	636,235	4.9
Used vehicle wholesale sales	96,331	102,445	(6.0)
Parts and service	148,875	138,095	7.8
Total cost of sales	2,372,330	2,334,907	1.6
GROSS PROFIT	410,119	391,573	4.7
SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	299,022	280,568	6.6
DEPRECIATION AND AMORTIZATION EXPENSE	12,713	11,946	6.4
ASSET IMPAIRMENTS	1,024	1,039	(1.4)
OPERATING INCOME	97,360	98,020	(0.7)
OTHER EXPENSE:
Floorplan interest expense	(11,593)	(10,015)	15.8
Other interest expense, net	(16,705)	(14,228)	17.4
INCOME BEFORE INCOME TAXES	69,062	73,777	(6.4)
PROVISION FOR INCOME TAXES	(22,482)	(27,467)	(18.1)
NET INCOME	$46,580	$46,310	0.6
Less: Earnings allocated to participating securities	$1,884	$1,792	5.1
Earnings available to diluted common shares	$44,696	$44,518	0.4
DILUTED EARNINGS PER SHARE	$2.12	$1.91	11.0
Weighted average dilutive common shares outstanding	21,070	23,315	(9.6)
Weighted average participating securities	892	944	(5.5)
Total weighted average shares outstanding	21,962	24,259	(9.5)

	Six Months Ended June 30,
	2016	2015	% Increase/(Decrease)
REVENUES:
New vehicle retail sales	$2,950,609	$2,866,986	2.9
Used vehicle retail sales	1,403,949	1,305,487	7.5
Used vehicle wholesale sales	197,871	201,704	(1.9)
Parts and service	630,665	585,382	7.7
Finance and insurance	207,710	199,775	4.0
Total revenues	5,390,804	5,159,334	4.5
COST OF SALES:
New vehicle retail sales	2,797,734	2,721,125	2.8
Used vehicle retail sales	1,306,484	1,213,307	7.7
Used vehicle wholesale sales	196,474	199,958	(1.7)
Parts and service	290,891	269,487	7.9
Total cost of sales	4,591,583	4,403,877	4.3
GROSS PROFIT	799,221	755,457	5.8
SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	592,687	552,037	7.4
DEPRECIATION AND AMORTIZATION EXPENSE	25,177	23,630	6.5
ASSET IMPAIRMENTS	1,956	1,039	88.3
OPERATING INCOME	179,401	178,751	0.4
OTHER EXPENSE:
Floorplan interest expense	(22,603)	(19,362)	16.7
Other interest expense, net	(33,634)	(28,139)	19.5
INCOME BEFORE INCOME TAXES	123,164	131,250	(6.2)
PROVISION FOR INCOME TAXES	(42,293)	(49,126)	(13.9)
NET INCOME	$80,871	$82,124	(1.5)
Less: Earnings allocated to participating securities	$3,223	$3,176	1.5
Earnings available to diluted common shares	$77,648	$78,948	(1.6)
DILUTED EARNINGS PER SHARE	$3.57	$3.38	5.6
Weighted average dilutive common shares outstanding	21,762	23,380	(6.9)
Weighted average participating securities	907	938	(3.3)
Total weighted average shares outstanding	22,669	24,318	(6.8)

Group 1 Automotive, Inc.
Consolidated Balance Sheets
(Unaudited)
(Dollars in thousands)
	June 30, 2016	December 31, 2015	% Increase/(Decrease)
ASSETS:
CURRENT ASSETS:
Cash and cash equivalents	$24,965	$13,037	91.5
Contracts in transit and vehicle receivables, net	212,304	252,438	(15.9)
Accounts and notes receivable, net	151,655	157,768	(3.9)
Inventories, net	1,784,114	1,737,751	2.7
Prepaid expenses and other current assets	28,919	27,376	5.6
Total current assets	2,201,957	2,188,370	0.6
PROPERTY AND EQUIPMENT, net	1,081,232	1,033,981	4.6
GOODWILL AND INTANGIBLE FRANCHISE RIGHTS	1,204,955	1,162,503	3.7
OTHER ASSETS	12,656	11,862	6.7
Total assets	$4,500,800	$4,396,716	2.4

LIABILITIES AND STOCKHOLDERS' EQUITY:
CURRENT LIABILITIES:
Floorplan notes payable - credit facility and other	$1,239,220	$1,265,719	(2.1)
Offset account related to floorplan notes payable - credit facility	(35,461)	(110,759)	(68.0)
Floorplan notes payable - manufacturer affiliates	397,295	389,071	2.1
Offset account related to floorplan notes payable - manufacturer affiliates	(27,500)	(25,500)	7.8
Current maturities of long-term debt and short-term financing	42,993	54,991	(21.8)
Accounts payable	313,219	280,423	11.7
Accrued expenses	182,108	185,323	(1.7)
Total current liabilities	2,111,874	2,039,268	3.6
5.00% SENIOR NOTES (principal of $550,000 at June 30, 2016 and December 31, 2015, respectively)	539,690	538,933	0.1
5.25% SENIOR NOTES (principal of $300,000 at June 30, 2016 and December 31, 2015, respectively)	295,320	295,156	0.1
ACQUISITION LINE	10,000	—	100.0
REAL ESTATE RELATED AND OTHER LONG-TERM DEBT, net of current maturities	360,141	317,290	13.5
CAPITAL LEASE OBLIGATIONS RELATED TO REAL ESTATE, net of current maturities	45,789	48,155	(4.9)
DEFERRED INCOME TAXES	140,462	136,644	2.8
LIABILITIES FROM INTEREST RATE RISK MANAGEMENT ACTIVITIES	49,438	31,153	58.7
OTHER LIABILITIES	80,534	71,865	12.1
STOCKHOLDERS' EQUITY:
Common stock	257	257	—
Additional paid-in capital	284,887	291,092	(2.1)
Retained earnings	996,944	926,169	7.6
Accumulated other comprehensive loss	(154,404)	(137,984)	11.9
Treasury stock	(260,132)	(161,282)	61.3
Total stockholders' equity	867,552	918,252	(5.5)
Total liabilities and stockholders' equity	$4,500,800	$4,396,716	2.4

Group 1 Automotive, Inc.
Additional Information - Consolidated
(Unaudited)

		Three Months Ended		Six Months Ended
		June 30,		June 30,
		2016 (%)	2015 (%)	2016 (%)	2015 (%)
NEW VEHICLE UNIT SALES GEOGRAPHIC MIX:
Region	Geographic Market
East	Massachusetts	5.0	6.5	4.9	6.2
	Georgia	4.1	4.6	4.0	4.6
	Florida	2.6	2.3	2.5	1.8
	New Hampshire	1.9	2.0	1.8	1.9
	New Jersey	1.6	2.4	1.6	2.3
	Mississippi	1.6	1.5	1.5	1.5
	Louisiana	1.4	1.6	1.4	1.6
	South Carolina	1.4	1.4	1.4	1.4
	Alabama	0.9	0.7	0.9	0.8
	Maryland	0.5	0.5	0.5	0.5
		21.0	23.5	20.5	22.6

West	Texas	36.5	38.5	36.6	38.6
	California	9.3	10.1	9.2	9.8
	Oklahoma	6.8	7.5	7.0	7.6
	Kansas	1.9	2.1	1.9	2.1
	Louisiana	0.6	0.7	0.6	0.7
		55.1	58.9	55.3	58.8

International	United Kingdom	18.0	10.5	18.0	10.9
	Brazil	5.9	7.1	6.2	7.7
		100.0	100.0	100.0	100.0
NEW VEHICLE UNIT SALES BRAND MIX:
Toyota/Scion/Lexus		24.8	26.9	24.3	26.5
BMW/MINI		13.5	11.3	13.3	11.5
Ford/Lincoln		10.9	11.2	11.2	11.6
Volkswagen/Audi/Porsche		10.9	7.2	10.8	6.6
Honda/Acura		10.4	10.8	10.4	10.8
Chevrolet/GMC/Buick/Cadillac		7.6	7.3	7.7	7.4
Nissan		6.2	8.2	7.0	8.7
Hyundai/Kia		4.3	6.4	4.5	6.0
Mercedes-Benz/smart/Sprinter		4.3	4.3	4.0	4.2
Chrysler/Dodge/Jeep/RAM		4.1	4.8	4.1	4.6
Other		3.0	1.6	2.7	2.1
		100.0	100.0	100.0	100.0

Group 1 Automotive, Inc.
Additional Information - U.S.
(Unaudited)
(Dollars in thousands, except per unit amounts)

	Three Months Ended June 30,
	2016	2015	% Increase/(Decrease)
REVENUES:
New vehicle retail sales	$1,203,311	$1,279,569	(6.0)
Used vehicle retail sales	575,280	572,533	0.5
Used vehicle wholesale sales	62,062	73,493	(15.6)
Total used	637,342	646,026	(1.3)
Parts and service	270,525	264,063	2.4
Finance and insurance	96,204	97,789	(1.6)
Total	$2,207,382	$2,287,447	(3.5)
GROSS MARGIN %:
New vehicle retail sales	5.1	4.6
Used vehicle retail sales	7.0	7.0
Used vehicle wholesale sales	—	(0.6)
Total used	6.3	6.2
Parts and service	54.2	55.0
Finance and insurance	100.0	100.0
Total	15.6	15.0
GROSS PROFIT:
New vehicle retail sales	$61,640	$59,434	3.7
Used vehicle retail sales	40,184	40,301	(0.3)
Used vehicle wholesale sales	27	(457)	105.9
Total used	40,211	39,844	0.9
Parts and service	146,541	145,117	1.0
Finance and insurance	96,204	97,789	(1.6)
Total	$344,596	$342,184	0.7
UNITS SOLD:
Retail new vehicles sold	33,191	36,882	(10.0)
Retail used vehicles sold	26,856	26,835	0.1
Wholesale used vehicles sold	9,476	11,265	(15.9)
Total used	36,332	38,100	(4.6)
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$36,254	$34,694	4.5
Used vehicle retail	$21,421	$21,335	0.4
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,857	$1,611	15.3
Used vehicle retail sales	1,496	1,502	(0.4)
Used vehicle wholesale sales	3	(41)	107.3
Total used	1,107	1,046	5.8
Finance and insurance (per retail unit)	$1,602	$1,535	4.4
OTHER:
SG&A expenses	$245,389	$239,863	2.3
Adjusted SG&A expenses (1)	$242,370	$238,964	1.4
SG&A as % revenues	11.1	10.5
Adjusted SG&A as % revenues (1)	11.0	10.4
SG&A as % gross profit	71.2	70.1
Adjusted SG&A as % gross profit (1)	70.3	69.8
Operating margin %	4.0	4.0
Adjusted operating margin % (1)	4.1	4.1
Pretax margin %	2.8	3.0
Adjusted pretax margin % (1)	3.0	3.1
INTEREST EXPENSE:
Floorplan interest expense	$(10,401)	$(8,958)	16.1
Floorplan assistance	12,100	12,583	(3.8)
Net floorplan income (expense)	$1,699	$3,625	(53.1)
Other interest income (expense), net	$(15,357)	$(13,073)	17.5

	Six Months Ended June 30,
	2016	2015	% Increase/(Decrease)
REVENUES:
New vehicle retail sales	$2,303,703	$2,366,728	(2.7)
Used vehicle retail sales	1,134,044	1,084,506	4.6
Used vehicle wholesale sales	130,935	142,871	(8.4)
Total used	1,264,979	1,227,377	3.1
Parts and service	533,983	507,007	5.3
Finance and insurance	186,350	184,835	0.8
Total	$4,289,015	$4,285,947	0.1
GROSS MARGIN %:
New vehicle retail sales	5.0	4.8
Used vehicle retail sales	7.4	7.5
Used vehicle wholesale sales	0.7	1.2
Total used	6.7	6.7
Parts and service	54.4	54.5
Finance and insurance	100.0	100.0
Total	15.8	15.3
GROSS PROFIT:
New vehicle retail sales	$115,787	$113,121	2.4
Used vehicle retail sales	83,639	80,853	3.4
Used vehicle wholesale sales	871	1,688	(48.4)
Total used	84,510	82,541	2.4
Parts and service	290,660	276,175	5.2
Finance and insurance	186,350	184,835	0.8
Total	$677,307	$656,672	3.1
UNITS SOLD:
Retail new vehicles sold	63,992	68,320	(6.3)
Retail used vehicles sold	53,687	51,983	3.3
Wholesale used vehicles sold	19,889	21,809	(8.8)
Total used	73,576	73,792	(0.3)
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$36,000	$34,642	3.9
Used vehicle retail	$21,123	$20,863	1.2
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,809	$1,656	9.2
Used vehicle retail sales	1,558	1,555	0.2
Used vehicle wholesale sales	44	77	(42.9)
Total used	1,149	1,119	2.7
Finance and insurance (per retail unit)	$1,584	$1,536	3.1
OTHER:
SG&A expenses	$491,229	$469,836	4.6
Adjusted SG&A expenses (1)	$486,456	$468,937	3.7
SG&A as % revenues	11.5	11.0
Adjusted SG&A as % revenues (1)	11.3	10.9
SG&A as % gross profit	72.5	71.5
Adjusted SG&A as % gross profit (1)	71.8	71.4
Operating margin %	3.8	3.9
Adjusted operating margin % (1)	4.0	3.9
Pretax margin %	2.6	2.9
Adjusted pretax margin % (1)	2.8	2.9
INTEREST EXPENSE:
Floorplan interest expense	$(20,449)	$(17,476)	17.0
Floorplan assistance	23,351	23,159	0.8
Net floorplan income (expense)	$2,902	$5,683	(48.9)
Other interest income (expense), net	$(30,870)	$(25,797)	19.7
(1) These amounts have been adjusted to exclude the impact of certain items to provide additional information regarding the performance of our operations and improve period-to-period comparability. Refer to our Reconciliation of Certain Non-GAAP Financial Measures for the description of aforementioned adjustments.

Group 1 Automotive, Inc.
Additional Information - U.K.
(Unaudited)
(Dollars in thousands, except per unit amounts)

	Three Months Ended June 30,
	2016	2015	% Increase/(Decrease)	Local Currency % Increase/(Decrease)
REVENUES:
New vehicle retail sales	$262,028	$160,245	63.5	74.7
Used vehicle retail sales	122,827	91,172	34.7	43.8
Used vehicle wholesale sales	33,367	25,756	29.6	38.3
Total used	156,194	116,928	33.6	42.5
Parts and service	39,949	25,202	58.5	69.3
Finance and insurance	9,621	5,792	66.1	77.7
Total	$467,792	$308,167	51.8	62.1
GROSS MARGIN %:
New vehicle retail sales	5.9	6.1
Used vehicle retail sales	5.6	5.4
Used vehicle wholesale sales	(0.3)	(2.5)
Total used	4.3	3.6
Parts and service	56.3	55.8
Finance and insurance	100.0	100.0
Total	11.6	11.0
GROSS PROFIT:
New vehicle retail sales	$15,462	$9,792	57.9	70.0
Used vehicle retail sales	6,854	4,894	40.0	49.1
Used vehicle wholesale sales	(114)	(632)	82.0	80.2
Total used	6,740	4,262	58.1	68.2
Parts and service	22,505	14,070	60.0	71.0
Finance and insurance	9,621	5,792	66.1	77.7
Total	$54,328	$33,916	60.2	71.5
UNITS SOLD:
Retail new vehicles sold	7,868	4,686	67.9
Retail used vehicles sold	5,006	3,638	37.6
Wholesale used vehicles sold	3,997	2,956	35.2
Total used	9,003	6,594	36.5
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$33,303	$34,197	(2.6)	4.1
Used vehicle retail	$24,536	$25,061	(2.1)	4.5
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,965	$2,090	(6.0)	1.2
Used vehicle retail sales	1,369	1,345	1.8	8.3
Used vehicle wholesale sales	(29)	(214)	86.4	85.4
Total used	749	646	15.9	23.2
Finance and insurance (per retail unit)	$747	$696	7.3	14.9
OTHER:
SG&A expenses	$42,109	$26,641	58.1	68.8
Adjusted SG&A expenses (1)	$42,109	$26,433	59.3	70.1
SG&A as % revenues	9.0	8.6
Adjusted SG&A as % revenues (1)	9.0	8.6
SG&A as % gross profit	77.5	78.5
Adjusted SG&A as % gross profit (1)	77.5	77.9
Operating margin %	2.2	2.0
Adjusted operating margin % (1)	2.2	2.1
Pretax margin %	1.7	1.6
Adjusted pretax margin % (1)	1.7	1.6
INTEREST EXPENSE:
Floorplan interest expense	$(1,134)	$(555)	104.3	118.5
Floorplan assistance	225	198	13.6	20.8
Net floorplan income (expense)	$(909)	$(357)	154.6	172.7
Other interest income (expense), net	$(1,385)	$(824)	68.1	79.6

	Six Months Ended June 30,
	2016	2015	% Increase/(Decrease)	Local Currency % Increase/(Decrease)
REVENUES:
New vehicle retail sales	$508,564	$311,456	63.3	73.4
Used vehicle retail sales	232,944	180,308	29.2	37.3
Used vehicle wholesale sales	65,399	53,834	21.5	29.1
Total used	298,343	234,142	27.4	35.4
Parts and service	74,498	50,790	46.7	56.0
Finance and insurance	18,283	11,320	61.5	71.8
Total	$899,688	$607,708	48.0	57.3
GROSS MARGIN %:
New vehicle retail sales	5.8	6.3
Used vehicle retail sales	5.2	5.3
Used vehicle wholesale sales	0.7	(0.6)
Total used	4.2	3.9
Parts and service	55.0	54.7
Finance and insurance	100.0	100.0
Total	11.2	11.2
GROSS PROFIT:
New vehicle retail sales	$29,316	$19,742	48.5	58.1
Used vehicle retail sales	12,064	9,532	26.6	34.4
Used vehicle wholesale sales	458	(311)	247.3	264.1
Total used	12,522	9,221	35.8	44.4
Parts and service	40,953	27,791	47.4	56.8
Finance and insurance	18,283	11,320	61.5	71.8
Total	$101,074	$68,074	48.5	57.9
UNITS SOLD:
Retail new vehicles sold	15,226	9,195	65.6
Retail used vehicles sold	9,601	7,281	31.9
Wholesale used vehicles sold	7,639	5,891	29.7
Total used	17,240	13,172	30.9
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$33,401	$33,872	(1.4)	4.7
Used vehicle retail	$24,262	$24,764	(2.0)	4.1
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,925	$2,147	(10.3)	(4.5)
Used vehicle retail sales	1,257	1,309	(4.0)	1.9
Used vehicle wholesale sales	60	(53)	213.2	226.5
Total used	726	700	3.7	10.3
Finance and insurance (per retail unit)	$736	$687	7.1	14.0
OTHER:
SG&A expenses	$79,545	$53,403	49.0	58.4
Adjusted SG&A expenses (1)	$78,984	$53,195	48.5	57.9
SG&A as % revenues	8.8	8.8
Adjusted SG&A as % revenues (1)	8.8	8.8
SG&A as % gross profit	78.7	78.4
Adjusted SG&A as % gross profit (1)	78.1	78.1
Operating margin %	2.0	2.1
Adjusted operating margin % (1)	2.1	2.1
Pretax margin %	1.5	1.6
Adjusted pretax margin % (1)	1.6	1.7
INTEREST EXPENSE:
Floorplan interest expense	$(2,054)	$(1,065)	92.9	105.4
Floorplan assistance	488	383	27.4	35.2
Net floorplan income (expense)	$(1,566)	$(682)	129.6	144.8
Other interest income (expense), net	$(2,667)	$(1,559)	71.1	82.0
(1) These amounts have been adjusted to exclude the impact of certain items to provide additional information regarding the performance of our operations and improve period-to-period comparability. Refer to our Reconciliation of Certain Non-GAAP Financial Measures for the description of aforementioned adjustments.

Group 1 Automotive, Inc.
Additional Information - Brazil
(Unaudited)
(Dollars in thousands, except per unit amounts)

	Three Months Ended June 30,
	2016	2015	% Increase/(Decrease)	Local Currency % Increase/(Decrease)
REVENUES:
New vehicle retail sales	$75,420	$94,448	(20.1)	(9.0)
Used vehicle retail sales	17,671	18,589	(4.9)	8.5
Used vehicle wholesale sales	850	2,263	(62.4)	(57.4)
Total used	18,521	20,852	(11.2)	1.3
Parts and service	11,599	13,928	(16.7)	(5.1)
Finance and insurance	1,735	1,638	5.9	20.8
Total	$107,275	$130,866	(18.0)	(6.5)
GROSS MARGIN %:
New vehicle retail sales	5.4	7.3
Used vehicle retail sales	6.9	4.6
Used vehicle wholesale sales	4.1	6.9
Total used	6.8	4.9
Parts and service	35.8	42.4
Finance and insurance	100.0	100.0
Total	10.4	11.8
GROSS PROFIT:
New vehicle retail sales	$4,046	$6,904	(41.4)	(33.2)
Used vehicle retail sales	1,227	864	42.0	61.9
Used vehicle wholesale sales	35	156	(77.6)	(74.0)
Total used	1,262	1,020	23.7	41.1
Parts and service	4,152	5,911	(29.8)	(19.8)
Finance and insurance	1,735	1,638	5.9	20.8
Total	$11,195	$15,473	(27.6)	(17.4)
UNITS SOLD:
Retail new vehicles sold	2,585	3,197	(19.1)
Retail used vehicles sold	1,089	966	12.7
Wholesale used vehicles sold	211	406	(48.0)
Total used	1,300	1,372	(5.2)
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$29,176	$29,543	(1.2)	12.6
Used vehicle retail	$16,227	$19,243	(15.7)	(3.8)
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,565	$2,160	(27.5)	(17.3)
Used vehicle retail sales	1,127	894	26.1	43.6
Used vehicle wholesale sales	166	384	(56.8)	(49.9)
Total used	971	743	30.7	48.9
Finance and insurance (per retail unit)	$472	$393	20.1	36.9
OTHER:
SG&A expenses	$11,524	$14,063	(18.1)	(6.6)
Adjusted SG&A expenses (1)	$11,524	$14,063	(18.1)	(6.6)
SG&A as % revenues	10.7	10.7
Adjusted SG&A as % revenues (1)	10.7	10.7
SG&A as % gross profit	102.9	90.9
Adjusted SG&A as % gross profit (1)	102.9	90.9
Operating margin %	(0.6)	0.3
Adjusted operating margin % (1)	(0.6)	0.7
Pretax margin %	(0.6)	(0.4)
Adjusted pretax margin % (1)	(0.6)	—
INTEREST EXPENSE:
Floorplan interest expense	$(58)	$(502)	(88.4)	(86.8)
Floorplan assistance	—	—	—	—
Net floorplan income (expense)	$(58)	$(502)	(88.4)	(86.8)
Other interest income (expense), net	$37	$(331)	(111.2)	(112.6)

	Six Months Ended June 30,
	2016	2015	% Increase/(Decrease)	Local Currency % Increase/(Decrease)
REVENUES:
New vehicle retail sales	$138,342	$188,802	(26.7)	(9.0)
Used vehicle retail sales	36,961	40,673	(9.1)	14.7
Used vehicle wholesale sales	1,537	4,999	(69.3)	(61.5)
Total used	38,498	45,672	(15.7)	6.3
Parts and service	22,184	27,585	(19.6)	—
Finance and insurance	3,077	3,620	(15.0)	5.9
Total	$202,101	$265,679	(23.9)	(5.3)
GROSS MARGIN %:
New vehicle retail sales	5.6	6.9
Used vehicle retail sales	4.8	4.4
Used vehicle wholesale sales	4.4	7.4
Total used	4.8	4.7
Parts and service	36.8	43.2
Finance and insurance	100.0	100.0
Total	10.3	11.6
GROSS PROFIT:
New vehicle retail sales	$7,772	$12,998	(40.2)	(25.6)
Used vehicle retail sales	1,762	1,795	(1.8)	21.4
Used vehicle wholesale sales	68	369	(81.6)	(76.6)
Total used	1,830	2,164	(15.4)	4.6
Parts and service	8,161	11,929	(31.6)	(14.5)
Finance and insurance	3,077	3,620	(15.0)	5.9
Total	$20,840	$30,711	(32.1)	(15.5)
UNITS SOLD:
Retail new vehicles sold	5,207	6,489	(19.8)
Retail used vehicles sold	2,454	2,158	13.7
Wholesale used vehicles sold	522	867	(39.8)
Total used	2,976	3,025	(1.6)
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$26,568	$29,096	(8.7)	13.4
Used vehicle retail	$15,062	$18,848	(20.1)	0.8
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,493	$2,003	(25.5)	(7.2)
Used vehicle retail sales	718	832	(13.7)	6.7
Used vehicle wholesale sales	130	426	(69.5)	(61.1)
Total used	615	715	(14.0)	6.4
Finance and insurance (per retail unit)	$402	$419	(4.1)	19.6
OTHER:
SG&A expenses	$21,913	$28,798	(23.9)	(5.1)
Adjusted SG&A expenses (1)	$21,542	$28,798	(25.2)	(6.8)
SG&A as % revenues	10.8	10.8
Adjusted SG&A as % revenues (1)	10.7	10.8
SG&A as % gross profit	105.2	93.8
Adjusted SG&A as % gross profit (1)	103.4	93.8
Operating margin %	(1.0)	0.1
Adjusted operating margin % (1)	(0.6)	0.3
Pretax margin %	(1.1)	(0.5)
Adjusted pretax margin % (1)	(0.7)	(0.3)
INTEREST EXPENSE:
Floorplan interest expense	$(100)	$(821)	(87.8)	(84.8)
Floorplan assistance	—	—	—	—
Net floorplan income (expense)	$(100)	$(821)	(87.8)	(84.8)
Other interest income (expense), net	$(97)	$(784)	(87.6)	(82.6)
(1) These amounts have been adjusted to exclude the impact of certain items to provide additional information regarding the performance of our operations and improve period-to-period comparability. Refer to our Reconciliation of Certain Non-GAAP Financial Measures for the description of aforementioned adjustments.

Group 1 Automotive, Inc.
Additional Information - Consolidated
(Unaudited)
(Dollars in thousands, except per unit amounts)

	Three Months Ended June 30,
	2016	2015	% Increase/(Decrease)	Local Currency % Increase/(Decrease)
REVENUES:
New vehicle retail sales	$1,540,759	$1,534,262	0.4	2.3
Used vehicle retail sales	715,778	682,294	4.9	6.5
Used vehicle wholesale sales	96,279	101,512	(5.2)	(2.8)
Total used	812,057	783,806	3.6	5.3
Parts and service	322,073	303,193	6.2	7.7
Finance and insurance	107,560	105,219	2.2	3.1
Total	$2,782,449	$2,726,480	2.1	3.8
GROSS MARGIN %:
New vehicle retail sales	5.3	5.0
Used vehicle retail sales	6.7	6.8
Used vehicle wholesale sales	(0.1)	(0.9)
Total used	5.9	5.8
Parts and service	53.8	54.5
Finance and insurance	100.0	100.0
Total	14.7	14.4
GROSS PROFIT:
New vehicle retail sales	$81,148	$76,130	6.6	8.9
Used vehicle retail sales	48,265	46,059	4.8	6.1
Used vehicle wholesale sales	(52)	(933)	94.4	93.8
Total used	48,213	45,126	6.8	8.2
Parts and service	173,198	165,098	4.9	6.2
Finance and insurance	107,560	105,219	2.2	3.1
Total	$410,119	$391,573	4.7	6.1
UNITS SOLD:
Retail new vehicles sold	43,644	44,765	(2.5)
Retail used vehicles sold	32,951	31,439	4.8
Wholesale used vehicles sold	13,684	14,627	(6.4)
Total used	46,635	46,066	1.2
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$35,303	$34,274	3.0	4.9
Used vehicle retail	$21,722	$21,702	0.1	1.6
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,859	$1,701	9.3	11.7
Used vehicle retail sales	1,465	1,465	—	1.3
Used vehicle wholesale sales	(4)	(64)	93.8	93.3
Total used	1,034	980	5.5	6.9
Finance and insurance (per retail unit)	$1,404	$1,381	1.7	2.6
OTHER:
SG&A expenses	$299,022	$280,567	6.6	8.2
Adjusted SG&A expenses (1)	$296,003	$279,460	5.9	7.5
SG&A as % revenues	10.7	10.3
Adjusted SG&A as % revenues (1)	10.6	10.2
SG&A as % gross profit	72.9	71.7
Adjusted SG&A as % gross profit (1)	72.2	71.4
Operating margin %	3.5	3.6
Adjusted operating margin % (1)	3.6	3.7
Pretax margin %	2.5	2.7
Adjusted pretax margin % (1)	2.6	2.8
INTEREST EXPENSE:
Floorplan interest expense	$(11,593)	$(10,015)	15.8	16.6
Floorplan assistance	12,325	12,781	(3.6)	(3.6)
Net floorplan income (expense)	$732	$2,766	(73.5)	(76.6)
Other interest income (expense), net	$(16,705)	$(14,228)	17.4	18.0

	Six Months Ended June 30,
	2016	2015	% Increase/(Decrease)	Local Currency % Increase/(Decrease)
REVENUES:
New vehicle retail sales	$2,950,609	$2,866,986	2.9	5.2
Used vehicle retail sales	1,403,949	1,305,487	7.5	9.4
Used vehicle wholesale sales	197,871	201,704	(1.9)	0.3
Total used	1,601,820	1,507,191	6.3	8.2
Parts and service	630,665	585,382	7.7	9.5
Finance and insurance	207,710	199,775	4.0	4.9
Total	$5,390,804	$5,159,334	4.5	6.5
GROSS MARGIN %:
New vehicle retail sales	5.2	5.1
Used vehicle retail sales	6.9	7.1
Used vehicle wholesale sales	0.7	0.9
Total used	6.2	6.2
Parts and service	53.9	54.0
Finance and insurance	100.0	100.0
Total	14.8	14.6
GROSS PROFIT:
New vehicle retail sales	$152,875	$145,861	4.8	7.4
Used vehicle retail sales	97,465	92,180	5.7	7.0
Used vehicle wholesale sales	1,397	1,746	(20.0)	(15.9)
Total used	98,862	93,926	5.3	6.6
Parts and service	339,774	315,895	7.6	9.0
Finance and insurance	207,710	199,775	4.0	4.9
Total	$799,221	$755,457	5.8	7.3
UNITS SOLD:
Retail new vehicles sold	84,425	84,004	0.5
Retail used vehicles sold	65,742	61,422	7.0
Wholesale used vehicles sold	28,050	28,567	(1.8)
Total used	93,792	89,989	4.2
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$34,949	$34,129	2.4	4.7
Used vehicle retail	$21,355	$21,254	0.5	2.2
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,811	$1,736	4.3	6.9
Used vehicle retail sales	1,483	1,501	(1.2)	—
Used vehicle wholesale sales	50	61	(18.0)	(14.4)
Total used	1,054	1,044	1.0	2.2
Finance and insurance (per retail unit)	$1,383	$1,374	0.7	1.6
OTHER:
SG&A expenses	$592,687	$552,037	7.4	9.3
Adjusted SG&A expenses (1)	$586,983	$550,930	6.5	8.4
SG&A as % revenues	11.0	10.7
Adjusted SG&A as % revenues (1)	10.9	10.7
SG&A as % gross profit	74.2	73.1
Adjusted SG&A as % gross profit (1)	73.4	72.9
Operating margin %	3.3	3.5
Adjusted operating margin % (1)	3.5	3.5
Pretax margin %	2.3	2.5
Adjusted pretax margin % (1)	2.4	2.6
INTEREST EXPENSE:
Floorplan interest expense	$(22,603)	$(19,362)	16.7	17.5
Floorplan assistance	23,839	23,542	1.3	1.3
Net floorplan income (expense)	$1,236	$4,180	(70.4)	(74.2)
Other interest income (expense), net	$(33,634)	$(28,139)	19.5	20.3
(1) These amounts have been adjusted to exclude the impact of certain items to provide additional information regarding the performance of our operations and improve period-to-period comparability. Refer to our Reconciliation of Certain Non-GAAP Financial Measures for a description of the aforementioned adjustments.

Group 1 Automotive, Inc.
Additional Information - Same Store U.S. (1)
(Unaudited)
(Dollars in thousands, except per unit amounts)

	Three Months Ended June 30,
	2016	2015	% Increase/(Decrease)
REVENUES:
New vehicle retail sales	$1,181,468	$1,249,136	(5.4)
Used vehicle retail sales	565,026	560,972	0.7
Used vehicle wholesale sales	61,047	71,101	(14.1)
Total used	626,073	632,073	(0.9)
Parts and service	266,069	256,783	3.6
Finance and insurance	94,476	96,357	(2.0)
Total	$2,168,086	$2,234,349	(3.0)
GROSS MARGIN %:
New vehicle retail sales	5.1	4.6
Used vehicle retail sales	7.0	7.1
Used vehicle wholesale sales	—	(0.5)
Total used	6.3	6.2
Parts and service	54.0	54.9
Finance and insurance	100.0	100.0
Total	15.6	15.0
GROSS PROFIT:
New vehicle retail sales	$60,242	$57,689	4.4
Used vehicle retail sales	39,567	39,628	(0.2)
Used vehicle wholesale sales	(3)	(354)	99.2
Total used	39,564	39,274	0.7
Parts and service	143,717	141,009	1.9
Finance and insurance	94,476	96,357	(2.0)
Total	$337,999	$334,329	1.1
UNITS SOLD:
Retail new vehicles sold	32,756	36,082	(9.2)
Retail used vehicles sold	26,524	26,367	0.6
Wholesale used vehicles sold	9,368	10,955	(14.5)
Total used	35,892	37,322	(3.8)
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$36,069	$34,619	4.2
Used vehicle retail	$21,302	$21,276	0.1
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,839	$1,599	15.0
Used vehicle retail sales	1,492	1,503	(0.7)
Used vehicle wholesale sales	—	(32)	100.0
Total used	1,102	1,052	4.8
Finance and insurance (per retail unit)	$1,594	$1,543	3.3
OTHER:
SG&A expenses	$241,144	$234,247	2.9
Adjusted SG&A expenses (2)	$238,125	$231,932	2.7
SG&A as % revenues	11.1	10.5
Adjusted SG&A as % revenues (2)	11.0	10.4
SG&A as % gross profit	71.3	70.1
Adjusted SG&A as % gross profit (2)	70.5	69.4
Operating margin %	3.9	4.0
Adjusted operating margin % (2)	4.1	4.1

	Six Months Ended June 30,
	2016	2015	% Increase/(Decrease)
REVENUES:
New vehicle retail sales	$2,242,595	$2,317,539	(3.2)
Used vehicle retail sales	1,103,647	1,063,036	3.8
Used vehicle wholesale sales	126,125	138,481	(8.9)
Total used	1,229,772	1,201,517	2.4
Parts and service	521,024	494,481	5.4
Finance and insurance	182,074	182,463	(0.2)
Total	$4,175,465	$4,196,000	(0.5)
GROSS MARGIN %:
New vehicle retail sales	5.0	4.8
Used vehicle retail sales	7.4	7.5
Used vehicle wholesale sales	0.9	1.3
Total used	6.7	6.8
Parts and service	54.3	54.5
Finance and insurance	100.0	100.0
Total	15.8	15.3
GROSS PROFIT:
New vehicle retail sales	$112,085	$110,337	1.6
Used vehicle retail sales	81,361	79,637	2.2
Used vehicle wholesale sales	1,088	1,755	(38.0)
Total used	82,449	81,392	1.3
Parts and service	283,098	269,295	5.1
Finance and insurance	182,074	182,463	(0.2)
Total	$659,706	$643,487	2.5
UNITS SOLD:
Retail new vehicles sold	62,728	67,021	(6.4)
Retail used vehicles sold	52,672	51,128	3.0
Wholesale used vehicles sold	19,480	21,311	(8.6)
Total used	72,152	72,439	(0.4)
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$35,751	$34,579	3.4
Used vehicle retail	$20,953	$20,792	0.8
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,787	$1,646	8.6
Used vehicle retail sales	1,545	1,558	(0.8)
Used vehicle wholesale sales	56	82	(31.7)
Total used	1,143	1,124	1.7
Finance and insurance (per retail unit)	$1,578	$1,544	2.2
OTHER:
SG&A expenses	$479,250	$458,591	4.5
Adjusted SG&A expenses (2)	$473,412	$456,276	3.8
SG&A as % revenues	11.5	10.9
Adjusted SG&A as % revenues (2)	11.3	10.9
SG&A as % gross profit	72.6	71.3
Adjusted SG&A as % gross profit (2)	71.8	70.9
Operating margin %	3.8	3.9
Adjusted operating margin % (2)	4.0	4.0
(1) Same Store amounts include the results for the identical months in each period presented in the comparison, commencing with the first full month we owned the dealership and, in the case of dispositions, ending with the last full month we owned it. Same Store results also include the activities of our corporate office.(2) These amounts have been adjusted to exclude the impact of certain items to provide additional information regarding the performance of our operations and improve period-to-period comparability. Refer to our Reconciliation of Certain Non-GAAP Financial Measures for a description of the aforementioned adjustments.

Group 1 Automotive, Inc.
Additional Information - Same Store U.K. (1)
(Unaudited)
(Dollars in thousands, except per unit amounts)

	Three Months Ended June 30,
	2016	2015	% Increase/(Decrease)	Local Currency % Increase/(Decrease)
REVENUES:
New vehicle retail sales	$167,601	$160,246	4.6	11.8
Used vehicle retail sales	90,470	91,172	(0.8)	5.9
Used vehicle wholesale sales	24,789	25,755	(3.8)	2.7
Total used	115,259	116,927	(1.4)	5.2
Parts and service	26,375	25,202	4.7	11.8
Finance and insurance	6,412	5,792	10.7	18.4
Total	$315,647	$308,167	2.4	9.4
GROSS MARGIN %:
New vehicle retail sales	6.3	6.1
Used vehicle retail sales	5.7	5.4
Used vehicle wholesale sales	(0.7)	(2.5)
Total used	4.3	3.6
Parts and service	55.8	55.8
Finance and insurance	100.0	100.0
Total	11.6	11.0
GROSS PROFIT:
New vehicle retail sales	$10,578	$9,785	8.1	16.5
Used vehicle retail sales	5,165	4,894	5.5	12.4
Used vehicle wholesale sales	(175)	(632)	72.3	70.0
Total used	4,990	4,262	17.1	24.6
Parts and service	14,726	14,070	4.7	11.9
Finance and insurance	6,412	5,792	10.7	18.4
Total	$36,706	$33,909	8.2	15.9
UNITS SOLD:
Retail new vehicles sold	4,882	4,686	4.2
Retail used vehicles sold	3,815	3,638	4.9
Wholesale used vehicles sold	3,021	2,956	2.2
Total used	6,836	6,594	3.7
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$34,330	$34,197	0.4	7.3
Used vehicle retail	$23,714	$25,061	(5.4)	1.0
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$2,167	$2,088	3.8	11.8
Used vehicle retail sales	1,354	1,345	0.7	7.2
Used vehicle wholesale sales	(58)	(214)	72.9	70.7
Total used	730	646	13.0	20.2
Finance and insurance (per retail unit)	$737	$696	5.9	13.3
OTHER:
SG&A expenses	$27,819	$26,653	4.4	11.5
Adjusted SG&A expenses (2)	$27,819	$26,445	5.2	12.3
SG&A as % revenues	8.8	8.6
Adjusted SG&A as % revenues (2)	8.8	8.6
SG&A as % gross profit	75.8	78.6
Adjusted SG&A as % gross profit (2)	75.8	78.0
Operating margin %	2.4	2.0
Adjusted operating margin % (2)	2.4	2.1

	Six Months Ended June 30,
	2016	2015	% Increase/(Decrease)	Local Currency % Increase/(Decrease)
REVENUES:
New vehicle retail sales	$340,212	$311,457	9.2	16.0
Used vehicle retail sales	181,986	180,308	0.9	7.3
Used vehicle wholesale sales	49,577	53,833	(7.9)	(2.2)
Total used	231,563	234,141	(1.1)	5.1
Parts and service	52,112	50,790	2.6	9.1
Finance and insurance	13,099	11,320	15.7	23.0
Total	$636,986	$607,708	4.8	11.4
GROSS MARGIN %:
New vehicle retail sales	6.1	6.3
Used vehicle retail sales	5.3	5.3
Used vehicle wholesale sales	0.8	(0.6)
Total used	4.3	3.9
Parts and service	55.2	54.7
Finance and insurance	100.0	100.0
Total	11.4	11.2
GROSS PROFIT:
New vehicle retail sales	$20,868	$19,736	5.7	12.6
Used vehicle retail sales	9,608	9,531	0.8	7.0
Used vehicle wholesale sales	412	(311)	232.5	248.1
Total used	10,020	9,220	8.7	15.6
Parts and service	28,756	27,791	3.5	10.0
Finance and insurance	13,099	11,320	15.7	23.0
Total	$72,743	$68,067	6.9	13.7
UNITS SOLD:
Retail new vehicles sold	10,003	9,195	8.8
Retail used vehicles sold	7,711	7,281	5.9
Wholesale used vehicles sold	6,060	5,891	2.9
Total used	13,771	13,172	4.5
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$34,011	$33,872	0.4	6.6
Used vehicle retail	$23,601	$24,764	(4.7)	1.3
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$2,086	$2,146	(2.8)	3.5
Used vehicle retail sales	1,246	1,309	(4.8)	1.0
Used vehicle wholesale sales	68	(53)	228.3	244.0
Total used	728	700	4.0	10.6
Finance and insurance (per retail unit)	$739	$687	7.6	14.4
OTHER:
SG&A expenses	$55,280	$53,416	3.5	10.0
Adjusted SG&A expenses (2)	$54,719	$53,208	2.8	9.3
SG&A as % revenues	8.7	8.8
Adjusted SG&A as % revenues (2)	8.6	8.8
SG&A as % gross profit	76.0	78.5
Adjusted SG&A as % gross profit (2)	75.2	78.2
Operating margin %	2.4	2.1
Adjusted operating margin % (2)	2.5	2.1
(1) Same Store amounts include the results for the identical months in each period presented in the comparison, commencing with the first full month we owned the dealership and, in the case of dispositions, ending with the last full month we owned it. Same Store results also include the activities of our corporate office.
(2) These amounts have been adjusted to exclude the impact of certain items to provide additional information regarding the performance of our operations and improve period-to-period comparability. Refer to our Reconciliation of Certain Non-GAAP Financial Measures for a description of the aforementioned adjustments.

Group 1 Automotive, Inc.
Additional Information - Same Store Brazil (1)
(Unaudited)
(Dollars in thousands, except per unit amounts)

	Three Months Ended June 30,
	2016	2015	% Increase/(Decrease)	Local Currency % Increase/(Decrease)
REVENUES:
New vehicle retail sales	$70,639	$88,007	(19.7)	(8.4)
Used vehicle retail sales	16,642	16,855	(1.3)	12.8
Used vehicle wholesale sales	660	1,654	(60.1)	(54.6)
Total used	17,302	18,509	(6.5)	6.8
Parts and service	11,142	11,862	(6.1)	7.1
Finance and insurance	1,678	1,472	14.0	30.1
Total	$100,761	$119,850	(15.9)	(4.1)
GROSS MARGIN %:
New vehicle retail sales	5.4	7.4
Used vehicle retail sales	7.1	4.3
Used vehicle wholesale sales	7.1	7.2
Total used	7.1	4.6
Parts and service	37.2	42.8
Finance and insurance	100.0	100.0
Total	10.7	11.6
GROSS PROFIT:
New vehicle retail sales	$3,786	$6,538	(42.1)	(33.9)
Used vehicle retail sales	1,175	729	61.2	84.0
Used vehicle wholesale sales	47	119	(60.5)	(55.1)
Total used	1,222	848	44.1	64.6
Parts and service	4,140	5,078	(18.5)	(6.9)
Finance and insurance	1,678	1,472	14.0	30.1
Total	$10,826	$13,936	(22.3)	(11.3)
UNITS SOLD:
Retail new vehicles sold	2,445	2,832	(13.7)
Retail used vehicles sold	1,045	833	25.5
Wholesale used vehicles sold	165	314	(47.5)
Total used	1,210	1,147	5.5
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$28,891	$31,076	(7.0)	6.1
Used vehicle retail	$15,925	$20,234	(21.3)	(10.1)
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,548	$2,309	(33.0)	(23.4)
Used vehicle retail sales	1,124	875	28.5	46.7
Used vehicle wholesale sales	285	379	(24.8)	(14.6)
Total used	1,010	739	36.7	56.0
Finance and insurance (per retail unit)	$481	$402	19.7	36.7
OTHER:
SG&A expenses	$10,119	$11,667	(13.3)	(1.1)
Adjusted SG&A expenses (2)	$10,119	$11,667	(13.3)	(1.1)
SG&A as % revenues	10.0	9.7
Adjusted SG&A as % revenues (2)	10.0	9.7
SG&A as % gross profit	93.5	83.7
Adjusted SG&A as % gross profit (2)	93.5	83.7
Operating margin %	0.4	1.6
Adjusted operating margin % (2)	0.4	1.6

	Six Months Ended June 30,
	2016	2015	% Increase/(Decrease)	Local Currency % Increase/(Decrease)
REVENUES:
New vehicle retail sales	$132,809	$178,446	(25.6)	(7.4)
Used vehicle retail sales	35,564	37,560	(5.3)	19.9
Used vehicle wholesale sales	1,247	4,033	(69.1)	(60.8)
Total used	36,811	41,593	(11.5)	12.1
Parts and service	21,449	24,590	(12.8)	8.8
Finance and insurance	3,010	3,399	(11.4)	10.8
Total	$194,079	$248,028	(21.8)	(2.3)
GROSS MARGIN %:
New vehicle retail sales	5.7	7.0
Used vehicle retail sales	4.9	4.2
Used vehicle wholesale sales	6.6	7.4
Total used	5.0	4.5
Parts and service	37.6	43.8
Finance and insurance	100.0	100.0
Total	10.5	11.5
GROSS PROFIT:
New vehicle retail sales	$7,575	$12,406	(38.9)	(23.8)
Used vehicle retail sales	1,741	1,592	9.4	36.4
Used vehicle wholesale sales	82	300	(72.7)	(65.3)
Total used	1,823	1,892	(3.6)	20.2
Parts and service	8,063	10,773	(25.2)	(6.3)
Finance and insurance	3,010	3,399	(11.4)	10.8
Total	$20,471	$28,470	(28.1)	(10.2)
UNITS SOLD:
Retail new vehicles sold	5,004	5,911	(15.3)
Retail used vehicles sold	2,362	1,903	24.1
Wholesale used vehicles sold	456	698	(34.7)
Total used	2,818	2,601	8.3
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$26,541	$30,189	(12.1)	9.4
Used vehicle retail	$15,057	$19,737	(23.7)	(3.4)
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,514	$2,099	(27.9)	(10.0)
Used vehicle retail sales	737	837	(11.9)	9.9
Used vehicle wholesale sales	180	430	(58.1)	(47.0)
Total used	647	727	(11.0)	11.0
Finance and insurance (per retail unit)	$409	$435	(6.0)	17.5
OTHER:
SG&A expenses	$19,879	$24,443	(18.7)	1.9
Adjusted SG&A expenses (2)	$19,879	$24,443	(18.7)	1.9
SG&A as % revenues	10.2	9.9
Adjusted SG&A as % revenues (2)	10.2	9.9
SG&A as % gross profit	97.1	85.9
Adjusted SG&A as % gross profit (2)	97.1	85.9
Operating margin %	(0.2)	1.4
Adjusted operating margin % (2)	—	1.4
(1) Same Store amounts include the results for the identical months in each period presented in the comparison, commencing with the first full month we owned the dealership and, in the case of dispositions, ending with the last full month we owned it. Same Store results also include the activities of our corporate office.(2) These amounts have been adjusted to exclude the impact of certain items to provide additional information regarding the performance of our operations and improve period-to-period comparability. Refer to our Reconciliation of Certain Non-GAAP Financial Measures for a description of the aforementioned adjustments.

Group 1 Automotive, Inc.
Additional Information - Same Store Consolidated (1)
(Unaudited)
(Dollars in thousands, except per unit amounts)

	Three Months Ended June 30,
	2016	2015	% Increase/(Decrease)	Local Currency % Increase/(Decrease)
REVENUES:
New vehicle retail sales	$1,419,708	$1,497,389	(5.2)	(3.8)
Used vehicle retail sales	672,138	668,999	0.5	1.7
Used vehicle wholesale sales	86,496	98,510	(12.2)	(10.4)
Total used	758,634	767,509	(1.2)	0.2
Parts and service	303,586	293,847	3.3	4.5
Finance and insurance	102,566	103,621	(1.0)	(0.4)
Total	$2,584,494	$2,662,366	(2.9)	(1.6)
GROSS MARGIN %:
New vehicle retail sales	5.3	4.9
Used vehicle retail sales	6.8	6.8
Used vehicle wholesale sales	(0.2)	(0.9)
Total used	6.0	5.8
Parts and service	53.6	54.5
Finance and insurance	100.0	100.0
Total	14.9	14.4
GROSS PROFIT:
New vehicle retail sales	$74,606	$74,012	0.8	2.6
Used vehicle retail sales	45,907	45,251	1.4	2.6
Used vehicle wholesale sales	(131)	(867)	84.9	84.0
Total used	45,776	44,384	3.1	4.3
Parts and service	162,583	160,157	1.5	2.5
Finance and insurance	102,566	103,621	(1.0)	(0.4)
Total	$385,531	$382,174	0.9	2.0
UNITS SOLD:
Retail new vehicles sold	40,083	43,600	(8.1)
Retail used vehicles sold	31,384	30,838	1.8
Wholesale used vehicles sold	12,554	14,225	(11.7)
Total used	43,938	45,063	(2.5)
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$35,419	$34,344	3.1	4.7
Used vehicle retail	$21,417	$21,694	(1.3)	—
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,861	$1,698	9.6	11.6
Used vehicle retail sales	1,463	1,467	(0.3)	0.8
Used vehicle wholesale sales	(10)	(61)	83.6	81.9
Total used	1,042	985	5.8	6.9
Finance and insurance (per retail unit)	$1,435	$1,392	3.1	3.8
OTHER:
SG&A expenses	$279,082	$272,567	2.4	3.6
Adjusted SG&A expenses (2)	$276,063	$270,044	2.2	3.5
SG&A as % revenues	10.8	10.2
Adjusted SG&A as % revenues (2)	10.7	10.1
SG&A as % gross profit	72.4	71.3
Adjusted SG&A as % gross profit (2)	71.6	70.7
Operating margin %	3.6	3.7
Adjusted operating margin % (2)	3.8	3.8

	Six Months Ended June 30,
	2016	2015	% Increase/(Decrease)	Local Currency % Increase/(Decrease)
REVENUES:
New vehicle retail sales	$2,715,616	$2,807,442	(3.3)	(1.4)
Used vehicle retail sales	1,321,197	1,280,904	3.1	4.8
Used vehicle wholesale sales	176,949	196,347	(9.9)	(8.1)
Total used	1,498,146	1,477,251	1.4	3.1
Parts and service	594,585	569,861	4.3	5.8
Finance and insurance	198,183	197,182	0.5	1.3
Total	$5,006,530	$5,051,736	(0.9)	0.8
GROSS MARGIN %:
New vehicle retail sales	5.2	5.1
Used vehicle retail sales	7.0	7.1
Used vehicle wholesale sales	0.9	0.9
Total used	6.3	6.3
Parts and service	53.8	54.0
Finance and insurance	100.0	100.0
Total	15.0	14.6
GROSS PROFIT:
New vehicle retail sales	$140,528	$142,479	(1.4)	0.9
Used vehicle retail sales	92,710	90,760	2.1	3.3
Used vehicle wholesale sales	1,582	1,744	(9.3)	(5.2)
Total used	94,292	92,504	1.9	3.1
Parts and service	319,917	307,859	3.9	5.2
Finance and insurance	198,183	197,182	0.5	1.3
Total	$752,920	$740,024	1.7	3.1
UNITS SOLD:
Retail new vehicles sold	77,735	82,127	(5.3)
Retail used vehicles sold	62,745	60,312	4.0
Wholesale used vehicles sold	25,996	27,900	(6.8)
Total used	88,741	88,212	0.6
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$34,934	$34,184	2.2	4.2
Used vehicle retail	$21,057	$21,238	(0.9)	0.7
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,808	$1,735	4.2	6.6
Used vehicle retail sales	1,478	1,505	(1.8)	(0.7)
Used vehicle wholesale sales	61	63	(3.2)	1.7
Total used	1,063	1,049	1.3	2.5
Finance and insurance (per retail unit)	$1,411	$1,384	2.0	2.7
OTHER:
SG&A expenses	$554,409	$536,450	3.3	4.9
Adjusted SG&A expenses (2)	$548,010	$533,927	2.6	4.2
SG&A as % revenues	11.1	10.6
Adjusted SG&A as % revenues (2)	10.9	10.6
SG&A as % gross profit	73.6	72.5
Adjusted SG&A as % gross profit (2)	72.8	72.1
Operating margin %	3.5	3.6
Adjusted operating margin % (2)	3.6	3.6
(1) Same Store amounts include the results for the identical months in each period presented in the comparison, commencing with the first full month we owned the dealership and, in the case of dispositions, ending with the last full month we owned it. Same Store results also include the activities of our corporate office.
(2) These amounts have been adjusted to exclude the impact of certain items to provide additional information regarding the performance of our operations and improve period-to-period comparability. Refer to our Reconciliation of Certain Non-GAAP Financial Measures for a description of the aforementioned adjustments.

Group 1 Automotive, Inc.
Reconciliation of Certain Non-GAAP Financial Measures - U.S.
(Unaudited)
(Dollars in thousands)

	Three Months Ended June 30,
	2016	2015	% Increase/(Decrease)
SG&A RECONCILIATION:
As reported	$245,389	$239,863	2.3
Pre-tax adjustments:
Catastrophic events	(2,769)	(951)
Gain (loss) on real estate and dealership transactions	(250)	1,052
Legal settlements	—	(1,000)
Adjusted SG&A (1)	$242,370	$238,964	1.4
SG&A AS % REVENUES:
Unadjusted	11.1	10.5
Adjusted (1)	11.0	10.4
SG&A AS % GROSS PROFIT:
Unadjusted	71.2	70.1
Adjusted (1)	70.3	69.8
OPERATING MARGIN %:
Unadjusted	4.0	4.0
Adjusted (1),(2)	4.1	4.1
PRETAX MARGIN %:
Unadjusted	2.8	3.0
Adjusted (1),(2)	3.0	3.1
SAME STORE SG&A RECONCILIATION:
As reported	$241,144	$234,247	2.9
Pre-tax adjustments:
Catastrophic events	(2,769)	(951)
Gain (loss) on real estate and dealership transactions	(250)	(364)
Legal settlements	—	(1,000)
Adjusted Same Store SG&A (1)	$238,125	$231,932	2.7
SAME STORE SG&A AS % REVENUES:
Unadjusted	11.1	10.5
Adjusted (1)	11.0	10.4
SAME STORE SG&A AS % GROSS PROFIT:
Unadjusted	71.3	70.1
Adjusted (1)	70.5	69.4
SAME STORE OPERATING MARGIN %:
Unadjusted	3.9	4.0
Adjusted (1),(3)	4.1	4.1

	Six Months Ended June 30,
	2016	2015	% Increase/(Decrease)
SG&A RECONCILIATION:
As reported	$491,229	$469,836	4.6
Pre-tax adjustments:
Catastrophic events	(5,423)	(951)
Gain (loss) on real estate and dealership transactions	680	1,052
Acquisition costs	(30)	—
Legal settlements	—	(1,000)
Adjusted SG&A (1)	$486,456	$468,937	3.7
SG&A AS % REVENUES:
Unadjusted	11.5	11.0
Adjusted (1)	11.3	10.9
SG&A AS % GROSS PROFIT:
Unadjusted	72.5	71.5
Adjusted (1)	71.8	71.4
OPERATING MARGIN %:
Unadjusted	3.8	3.9
Adjusted (1),(2)	4.0	3.9
PRETAX MARGIN %:
Unadjusted	2.6	2.9
Adjusted (1),(2)	2.8	2.9
SAME STORE SG&A RECONCILIATION:
As reported	$479,250	$458,591	4.5
Pre-tax adjustments:
Catastrophic events	(5,423)	(951)
Gain (loss) on real estate and dealership transactions	(385)	(364)
Acquisition costs	(30)	—
Legal settlements	—	(1,000)
Adjusted Same Store SG&A (1)	$473,412	$456,276	3.8
SAME STORE SG&A AS % REVENUES:
Unadjusted	11.5	10.9
Adjusted (1)	11.3	10.9
SAME STORE SG&A AS % GROSS PROFIT:
Unadjusted	72.6	71.3
Adjusted (1)	71.8	70.9
SAME STORE OPERATING MARGIN %:
Unadjusted	3.8	3.9
Adjusted (1),(3)	4.0	4.0

(1)
We have included certain non-GAAP financial measures as defined under SEC rules, which exclude certain items. These adjusted measures are not measures of financial performance under U.S. GAAP, but are instead considered non-GAAP financial performance measures.  As required by SEC rules, we provide reconciliations of these adjusted measures to the most directly comparable U.S. GAAP measures. We believe that these adjusted financial measures are relevant and useful to investors because they improve the transparency of our disclosure, provide a meaningful presentation of results from our core business operations and improve period-to-period comparability of our results from our core business operations.

(2)
Excludes the impact of SG&A reconciling items above, as well as non-cash asset impairment charges of $1,024 and $1,534 for the three and six months ended June 30, 2016 and $498 for the three and six months ended June 30, 2015.

(3)
Excludes the impact of Same Store SG&A reconciling items above, as well as non-cash asset impairment charges of $1,024 and $1,534 for the three and six months ended June 30, 2016 and $498 for the three and six months ended June 30, 2015.

Group 1 Automotive, Inc.
Reconciliation of Certain Non-GAAP Financial Measures - U.K.
(Unaudited)
(Dollars in thousands)

	Three Months Ended June 30,
	2016	2015	% Increase/(Decrease)
SG&A RECONCILIATION:
As reported	$42,109	$26,641	58.1
Pre-tax adjustments:
Severance costs	—	(208)
Adjusted SG&A (1)	$42,109	$26,433	59.3
SG&A AS % REVENUES:
Unadjusted	9.0	8.6
Adjusted (1)	9.0	8.6
SG&A AS % GROSS PROFIT:
Unadjusted	77.5	78.5
Adjusted (1)	77.5	77.9
OPERATING MARGIN %:
Unadjusted	2.2	2.0
Adjusted (1),(2)	2.2	2.1
PRETAX MARGIN %:
Unadjusted	1.7	1.6
Adjusted (1),(2)	1.7	1.6
SAME STORE SG&A RECONCILIATION:
As reported	$27,819	$26,653	4.4
Pre-tax adjustments:
Severance costs	—	(208)
Adjusted Same Store SG&A (1)	$27,819	$26,445	5.2
SAME STORE SG&A AS % REVENUES:
Unadjusted	8.8	8.6
Adjusted (1)	8.8	8.6
SAME STORE SG&A AS % GROSS PROFIT:
Unadjusted	75.8	78.6
Adjusted (1)	75.8	78.0
SAME STORE OPERATING MARGIN %:
Unadjusted	2.4	2.0
Adjusted (1),(3)	2.4	2.1

	Six Months Ended June 30,
	2016	2015	% Increase/(Decrease)
SG&A RECONCILIATION:
As reported	$79,545	$53,403	49.0
Pre-tax adjustments:
Severance costs	—	(208)
Acquisition costs	(561)	—
Adjusted SG&A (1)	$78,984	$53,195	48.5
SG&A AS % REVENUES:
Unadjusted	8.8	8.8
Adjusted (1)	8.8	8.8
SG&A AS % GROSS PROFIT:
Unadjusted	78.7	78.4
Adjusted (1)	78.1	78.1
OPERATING MARGIN %:
Unadjusted	2.0	2.1
Adjusted (1),(2)	2.1	2.1
PRETAX MARGIN %:
Unadjusted	1.5	1.6
Adjusted (1),(2)	1.6	1.7
SAME STORE SG&A RECONCILIATION:
As reported	$55,280	$53,416	3.5
Pre-tax adjustments:
Severance costs	—	(208)
Acquisition costs	(561)	—
Adjusted Same Store SG&A (1)	$54,719	$53,208	2.8
SAME STORE SG&A AS % REVENUES:
Unadjusted	8.7	8.8
Adjusted (1)	8.6	8.8
SAME STORE SG&A AS % GROSS PROFIT:
Unadjusted	76.0	78.5
Adjusted (1)	75.2	78.2
SAME STORE OPERATING MARGIN %:
Unadjusted	2.4	2.1
Adjusted (1),(3)	2.5	2.1

(1)
We have included certain non-GAAP financial measures as defined under SEC rules, which exclude certain items. These adjusted measures are not measures of financial performance under U.S. GAAP, but are instead considered non-GAAP financial performance measures.  As required by SEC rules, we provide reconciliations of these adjusted measures to the most directly comparable U.S. GAAP measures. We believe that these adjusted financial measures are relevant and useful to investors because they improve the transparency of our disclosure, provide a meaningful presentation of results from our core business operations and improve period-to-period comparability of our results from our core business operations.

(2)	Excludes the impact of SG&A reconciling items above.
(3)	Excludes the impact of Same Store SG&A reconciling items above.

Group 1 Automotive, Inc.
Reconciliation of Certain Non-GAAP Financial Measures - Brazil
(Unaudited)
(Dollars in thousands)

	Three Months Ended June 30,
	2016	2015	% Increase/(Decrease)
OPERATING MARGIN %
Unadjusted	(0.6)	0.3
Adjusted (1),(2)	(0.6)	0.7
PRETAX MARGIN %:
Unadjusted	(0.6)	(0.4)
Adjusted (1),(2)	(0.6)	—

	Six Months Ended June 30,
	2016	2015	% Increase/(Decrease)
SG&A RECONCILIATION:
As reported	$21,913	$28,798	(23.9)
Pre-tax adjustments:
Gain (loss) on real estate and dealership transactions	(371)	—
Adjusted SG&A (1)	$21,542	$28,798	(25.2)
SG&A AS % REVENUES:
Unadjusted	10.8	10.8
Adjusted (1)	10.7	10.8
SG&A AS % GROSS PROFIT:
Unadjusted	105.2	93.8
Adjusted (1)	103.4	93.8
OPERATING MARGIN %:
Unadjusted	(1.0)	0.1
Adjusted (1),(3)	(0.6)	0.3
PRETAX MARGIN %:
Unadjusted	(1.1)	(0.5)
Adjusted (1),(3)	(0.7)	(0.3)
SAME STORE OPERATING MARGIN %:
Unadjusted	(0.2)	1.4
Adjusted (1),(4)	—	1.4

(1)
We have included certain non-GAAP financial measures as defined under SEC rules, which exclude certain items. These adjusted measures are not measures of financial performance under U.S. GAAP, but are instead considered non-GAAP financial performance measures.  As required by SEC rules, we provide reconciliations of these adjusted measures to the most directly comparable U.S. GAAP measures. We believe that these adjusted financial measures are relevant and useful to investors because they improve the transparency of our disclosure, provide a meaningful presentation of results from our core business operations and improve period-to-period comparability of our results from our core business operations.

(2)	Excludes the impact of non-cash asset impairment charges of $423 for the six months ended June 30, 2016 and $541 for the three and six months ended June 30, 2015.
(3)
Excludes the impact of SG&A reconciling items above, as well as non-cash asset impairment charges of $423 for the six months ended June 30, 2016 and $541 for the three and six months ended June 30, 2015.

(4)	Excludes the impact of Same Store non-cash asset impairment charges of $423 for the six months ended June 30, 2016.

Group 1 Automotive, Inc.
Reconciliation of Certain Non-GAAP Financial Measures - Consolidated
(Unaudited)
(Dollars in thousands, except per share amounts)
	Three Months Ended June 30,
	2016	2015	% Increase/(Decrease)
NET INCOME RECONCILIATION:
As reported	$46,580	$46,310	0.6
Adjustments:
Catastrophic events
Pre-tax	2,769	951
Tax impact	(1,042)	(359)
(Gain) loss on real estate and dealership transactions
Pre-tax	250	(1,052)
Tax impact	(94)	452
Severance costs
Pre-tax	—	208
Tax impact	—	(41)
Legal settlements
Pre-tax	—	1,000
Tax impact	—	(390)
Non-cash asset impairment
Pre-tax	1,024	1,039
Tax impact	(391)	(191)
Foreign deferred income tax benefit
Tax impact	(1,686)	—
Adjusted net income (1)	$47,410	$47,927	(1.1)
ADJUSTED NET INCOME ATTRIBUTABLE TO DILUTED COMMON SHARES RECONCILIATION:
Adjusted net income (1)	$47,410	$47,927	(1.1)
Less: Adjusted earnings allocated to participating securities	1,918	1,855	3.4
Adjusted net income available to diluted common shares (1)	$45,492	$46,072	(1.3)
DILUTED INCOME PER COMMON SHARE RECONCILIATION:
As reported	$2.12	$1.91	11.0
After-tax adjustments:
Catastrophic events	0.08	0.02
Gain (loss) on real estate and dealership transactions	0.01	(0.03)
Severance costs	—	0.01
Legal settlements	—	0.03
Non-cash asset impairment	0.03	0.04
Foreign deferred income tax benefit	(0.08)	—
Adjusted diluted income per share (1)	$2.16	$1.98	9.1
SG&A RECONCILIATION:
As reported	$299,022	$280,567	6.6
Pre-tax adjustments:
Catastrophic events	(2,769)	(951)
Gain (loss) on real estate and dealership transactions	(250)	1,052

Severance costs	—	(208)
Legal settlements	—	(1,000)
Adjusted SG&A (1)	$296,003	$279,460	5.9
SG&A AS % REVENUES:
Unadjusted	10.7	10.3
Adjusted (1)	10.6	10.2
SG&A AS % GROSS PROFIT:
Unadjusted	72.9	71.7
Adjusted (1)	72.2	71.4
OPERATING MARGIN %:
Unadjusted	3.5	3.6
Adjusted (1),(2)	3.6	3.7
PRETAX MARGIN %:
Unadjusted	2.5	2.7
Adjusted (1),(2)	2.6	2.8
SAME STORE SG&A RECONCILIATION:
As reported	$279,082	$272,567	2.4
Pre-tax adjustments:
Catastrophic events	(2,769)	(951)
Loss on real estate and dealership transactions	(250)	(364)
Severance costs	—	(208)
Legal settlements	—	(1,000)
Adjusted Same Store SG&A (1)	$276,063	$270,044	2.2
SAME STORE SG&A AS % REVENUES:
Unadjusted	10.8	10.2
Adjusted (1)	10.7	10.1
SAME STORE SG&A AS % GROSS PROFIT:
Unadjusted	72.4	71.3
Adjusted (1)	71.6	70.7
SAME STORE OPERATING MARGIN %:
Unadjusted	3.6	3.7
Adjusted (1),(3)	3.8	3.8

	Six Months Ended June 30,
	2016	2015	% Increase/(Decrease)
NET INCOME RECONCILIATION:
As reported	$80,871	$82,124	(1.5)
Adjustments:
Catastrophic events
Pre-tax	5,423	951
Tax impact	(2,038)	(359)
(Gain) loss on real estate and dealership transactions
Pre-tax	113	(1,052)
Tax impact	255	452
Severance costs
Pre-tax	—	208
Tax impact	—	(41)
Acquisition costs
Pre-tax	591	—
Tax impact	(11)	—
Legal settlements
Pre-tax	—	1,000
Tax impact	—	(390)
Non-cash asset impairment
Pre-tax	1,533	1,039
Tax impact	(586)	(191)
Foreign deferred income tax benefit
Tax impact	(1,686)	—
Adjusted net income (1)	$84,465	$83,741	0.9
ADJUSTED NET INCOME ATTRIBUTABLE TO DILUTED COMMON SHARES RECONCILIATION:
Adjusted net income (1)	$84,465	$83,741	0.9
Less: Adjusted earnings allocated to participating securities	3,367	3,238	4.0
Adjusted net income available to diluted common shares (1)	$81,098	$80,503	0.7
DILUTED INCOME PER COMMON SHARE RECONCILIATION:
As reported	$3.57	$3.38	5.6
After-tax adjustments:
Catastrophic events	0.15	0.02
Gain (loss) on real estate and dealership transactions	0.02	(0.02)
Severance costs	—	0.01
Acquisition costs	0.02	—
Legal settlements	—	0.02
Non-cash asset impairment	0.04	0.03
Foreign deferred income tax benefit	(0.07)	—
Adjusted diluted income per share (1)	$3.73	$3.44	8.4
SG&A RECONCILIATION:
As reported	$592,687	$552,037	7.4
Pre-tax adjustments:
Catastrophic events	(5,423)	(951)
Gain (loss) on real estate and dealership transactions	310	1,052
Severance costs	—	(208)
Acquisition costs	(591)	—

Legal settlements	—	(1,000)
Adjusted SG&A (1)	$586,983	$550,930	6.5
SG&A AS % REVENUES:
Unadjusted	11.0	10.7
Adjusted (1)	10.9	10.7
SG&A AS % GROSS PROFIT:
Unadjusted	74.2	73.1
Adjusted (1)	73.4	72.9
OPERATING MARGIN %:
Unadjusted	3.3	3.5
Adjusted (1),(2)	3.5	3.5
PRETAX MARGIN %:
Unadjusted	2.3	2.5
Adjusted (1),(2)	2.4	2.6
SAME STORE SG&A RECONCILIATION:
As reported	$554,409	$536,450	3.3
Pre-tax adjustments:
Catastrophic events	(5,423)	(951)
Gain (loss) on real estate and dealership transactions	(385)	(364)
Severance costs	—	(208)
Acquisition costs	(591)	—
Legal settlements	—	(1,000)
Adjusted Same Store SG&A (1)	$548,010	$533,927	2.6
SAME STORE SG&A AS % REVENUES:
Unadjusted	11.1	10.6
Adjusted (1)	10.9	10.6
SAME STORE SG&A AS % GROSS PROFIT:
Unadjusted	73.6	72.5
Adjusted (1)	72.8	72.1
SAME STORE OPERATING MARGIN %:
Unadjusted	3.5	3.6
Adjusted (1),(3)	3.6	3.6

(1)
We have included certain non-GAAP financial measures as defined under SEC rules, which exclude certain items. These adjusted measures are not measures of financial performance under U.S. GAAP, but are instead considered non-GAAP financial performance measures.  As required by SEC rules, we provide reconciliations of these adjusted measures to the most directly comparable U.S. GAAP measures. We believe that these adjusted financial measures are relevant and useful to investors because they improve the transparency of our disclosure, provide a meaningful presentation of results from our core business operations and improve period-to-period comparability of our results from our core business operations.

(2)	Excludes the impact of SG&A reconciling items above, as well as non-cash asset impairment charges for all periods.
(3)
Excludes the impact of Same Store SG&A reconciling items above, as well as non-cash asset impairment charges of $1,024 and $1,956 for the three and six months ended June 30, 2016 and $498 for the three and six months ended June 30, 2015.